                           SCHEDULE 14A INFORMATION

  Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of
                                     1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement

[_] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12


                           THE GYMBOREE CORPORATION
             -----------------------------------------------------
               (Name of Registrant as Specified In Its Charter)



             -----------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

  1) Title of each class of securities to which transaction applies: __________

  2) Aggregate number of securities to which transaction applies: _____________

  3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): __________________________

  4) Proposed maximum aggregate value of transaction: _________________________

  5) Total fee paid: __________________________________________________________

[_]  Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

  1) Amount Previously Paid: __________________________________________________

  2) Form, Schedule or Registration Statement No.: ____________________________

  3) Filing Party: ____________________________________________________________

  4) Date Filed: ______________________________________________________________

                              [LOGO OF GYMBOREE]

                                                              December 30, 1998

Dear Stockholder:

  You are cordially invited to attend a Special Meeting of Stockholders to be held at 9:00 a.m. on Monday, February 8, 1999 at 700 Airport Boulevard, Suite 200, Burlingame, California 94010. Detailed information as to the business to be transacted at the meeting is contained in the accompanying Notice of Special Meeting and Proxy Statement.

  Regardless of whether you plan to attend the meeting, it is important that your shares be voted. Accordingly, we ask that you sign and return your proxy as soon as possible in the envelope provided.

                                          Sincerely,

                                          /s/ GARY WHITE
                                          Gary White
                                          President and Chief Executive
                                           Officer

                           THE GYMBOREE CORPORATION

                               ----------------

                   NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                          TO BE HELD FEBRUARY 8, 1999

TO THE STOCKHOLDERS OF THE GYMBOREE CORPORATION:

  NOTICE IS HEREBY GIVEN that a Special Meeting of Stockholders of The Gymboree Corporation, a Delaware corporation (the "Company"), will be held on Monday, February 8, 1999 at 9:00 a.m., local time, at 700 Airport Boulevard, Suite 200, Burlingame, CA 94010 for the following purpose:

  1. To approve and adopt the Company's Amended and Restated 1993 Stock Option Plan.

  2. To transact such other business as may properly come before the meeting and any adjournment or postponement thereof.

  The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

  Only stockholders of record at the close of business on December 22, 1998 are entitled to notice of and to vote at the meeting and any adjournment thereof.

  All stockholders are cordially invited to attend the meeting in person. However, to ensure your representation at the meeting, you are urged to mark, sign, date and return the enclosed proxy card as promptly as possible in the postage-prepaid envelope enclosed for that purpose. Any stockholder attending the meeting may vote in person even if such stockholder has returned a proxy.

                                          FOR THE BOARD OF DIRECTORS

                                          /s/ JEFFREY D. SAPER
                                          ----------------------------
                                          JEFFREY D. SAPER
                                          Secretary

Burlingame, California
December 30, 1998


   IMPORTANT: WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, YOU ARE
                REQUESTED TO COMPLETE AND PROMPTLY RETURN THE ENCLOSED PROXY IN THE ENVELOPE PROVIDED.

                           THE GYMBOREE CORPORATION

                               ----------------

             PROXY STATEMENT FOR A SPECIAL MEETING OF STOCKHOLDERS

                               ----------------

                INFORMATION CONCERNING SOLICITATION AND VOTING

GENERAL

  The enclosed proxy is solicited on behalf of the Board of Directors of The Gymboree Corporation (the "Company") for use at a Special Meeting of Stockholders to be held February 8, 1999 at 9:00 a.m., local time, or at any adjournment or postponement thereof (the "Special Meeting"), for the purposes set forth herein and in the accompanying Notice of Special Meeting of Stockholders. The Special Meeting will be held at the Company's principal executive offices at 700 Airport Boulevard, Burlingame, California 94010-1912. The telephone number of the Company's principal offices is (650) 579-0600.

  These proxy solicitation materials were mailed on or about December 30, 1998 to all stockholders entitled to vote at the meeting.

RECORD DATE AND VOTING SECURITIES

  Stockholders of record at the close of business on December 22, 1998 (the "Record Date") are entitled to notice of and to vote their shares at the meeting. At the Record Date, 24,172,135 shares of the Company's common stock, $0.001 par value per share ("Common Stock"), were issued and outstanding.

REVOCABILITY OF PROXIES

  Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to the Secretary of the Company a written notice of revocation or a duly executed proxy bearing a later date or by attending the Special Meeting and voting in person.

VOTING AND SOLICITATION

  Each stockholder is entitled to one vote for each share of Common Stock on all matters presented at the Special Meeting.

  The cost of soliciting any proxies will be borne by the Company. The Company has retained Georgeson & Company, Inc., a proxy solicitation firm, to assist with solicitation at customary rates (approximately $12,500 plus an additional fee of approximately $5.50 per telephone call), plus reimbursement of out-of-pocket expenses. In addition, the Company may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation materials to such beneficial owners. Solicitation of proxies by mail may be supplemented by telephone, telegram, facsimile or personal solicitation by certain directors, officers or regular employees of the Company without additional compensation.

QUORUM; ABSTENTIONS; BROKER NON-VOTES

  The required quorum for the transaction of business at the Special Meeting is a majority of the votes eligible to be cast by holders of shares of Common Stock issued and outstanding on the Record Date. Shares that are voted "FOR," "AGAINST," "WITHHELD" or "ABSTAIN" will be treated as being present at the meeting for purposes of establishing a quorum and also will be treated as shares entitled to vote at the Special Meeting (the "Votes Cast") with respect to such matter.

  Although there is no definitive statutory or case law authority in Delaware as to the proper treatment of abstentions, the Company believes that abstentions should be counted for purposes of determining both (i) the presence or absence of quorum for the transaction of business and (ii) the total number of Votes Cast with respect to a proposal (other than the election of directors). In the absence of controlling precedent to the contrary, the

Company intends to treat abstentions in this manner. Accordingly, abstentions will have the same effect as a vote against a proposal.

  Broker non-votes will be counted for purposes of determining the presence or absence of a quorum for the transaction of business, but such broker non-votes will not be counted for purposes of determining the number of Votes Cast with respect to the particular proposal on which the broker has expressly not voted. Accordingly, a broker non-vote will not affect the outcome of the voting on a proposal.

DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS

  Proposals of stockholders of the Company which are intended to be presented by such stockholders at the Company's 1999 Annual Meeting must have been received by the Company no later than December 18, 1998 in order to be considered for inclusion in the proxy statement and form of proxy relating to that meeting.

                              SECURITY OWNERSHIP

  The following table sets forth certain information known to the Company with respect to beneficial ownership of the Company's Common Stock as of December 1, 1998 by (i) each beneficial owner of more than 5% of the Company's Common Stock, (ii) each director of the Company, (iii) the Company's Chief Executive Officer and the four other most highly compensated executive officers employed by the Company at the end of the fiscal year ending January 31, 1998 (collectively, the "Named Officers") and (iv) all directors and executive officers as a group. Except as set forth below, the address of each individual is the address of the Company as set forth herein.

                                                         NUMBER OF PERCENT OF
NAME AND ADDRESS OF BENEFICIAL OWNER                      SHARES    TOTAL(1)
------------------------------------                     --------- ----------
Massachusetts Financial Service Company(2).............. 2,859,765    11.8
 500 Boylston Street
 Boston, Massachusetts 02116
First Pacific Advisors, Inc.(3)......................... 2,509,000    10.4
 11400 W. Olympic Blvd.
 Los Angeles, CA 90064
Capital Research and Management Company(4).............. 2,035,600     8.4
 333 South Hope Street
 Los Angeles, California 90071
Smallcap World Fund, Inc.(5)............................ 1,535,600     6.3
 333 South Hope Street
 Los Angeles, California 90071
T. Rowe Price Associates, Inc.(6)....................... 1,837,800     7.6
 100 E. Pratt Street
 Baltimore, Maryland 21202
Morgan Stanley Dean Witter Discover Co.(7).............. 1,269,109     5.2
 1585 Broadway
 New York, New York 10036
FMR Corp.(8)............................................ 1,254,300     5.2
 82 Devonshire Street
 Boston, Massachusetts 02109
Stuart G. Moldaw(9).....................................   380,244     1.5
Gary White(10)..........................................   183,781     *
Mindy Meads(11).........................................    56,836     *
Jerome A. Chazen(12)....................................       500     *
Walter Loeb(13).........................................     3,000     *
Barbara L. Rambo(14)....................................     3,125     *
Peter L. Thigpen(15)....................................     4,500     *
William U. Westerfield(16)..............................     5,000     *
Kenneth F. Meyers(17)...................................    20,942     *
R. Mark Syrstad(18).....................................    20,022     *
Edward Loseman(19)......................................     5,416     *
James P. Curley(20).....................................   342,480     1.4
All directors and executive officers as a group (11
 persons)(21) ..........................................   683,366     2.8

--------
  * Percentage of shares beneficially owned is less than one percent of total.

 (1) Based on 24,172,134 shares of Common Stock of the Company outstanding as of November 28, 1998.

 (2) Based solely on information contained in a Schedule 13G filed with the Securities and Exchange Commission ("SEC") on November 9, 1998.

 (3) Based solely on information contained in a Schedule 13G filed with the SEC on October 13, 1998.

 (4) Based solely on information contained in a Schedule 13G filed with the SEC on July 9, 1998.

 (5) Based solely on information contained in a Schedule 13G filed with the SEC on July 9, 1998.

 (6) Based solely on information contained in a Schedule 13G filed with the SEC on February 10, 1998.

 (7) Based solely on information contained in a Schedule 13G filed with the SEC on February 12, 1998.

 (8) Based solely on information contained in a Schedule 13G filed with the SEC on June 10, 1998.

 (9) Includes 167,187 shares which may be acquired upon exercise of options exercisable within 60 days of December 1, 1998.

(10) Includes 182,811 shares which may be acquired upon exercise of options exercisable within 60 days of December 1, 1998.

(11) Includes 54,241 shares which may be acquired upon exercise of options exercisable within 60 days of December 1, 1998. Ms. Meads terminated her employment with the Company as of December 4, 1998.

(12) Includes 500 shares which may be acquired upon exercise of options exercisable within 60 days of December 1, 1998.

(13) Includes 3,000 shares which may be acquired upon exercise of options exercisable within 60 days of December 1, 1998.

(14) Includes 3,125 shares which may be acquired upon exercise of options exercisable within 60 days of December 1, 1998.

(15) Includes 3,000 shares which may be acquired upon exercise of options exercisable within 60 days of December 1, 1998.

(16) Includes 5,000 shares which may be acquired upon exercise of options exercisable within 60 days of December 1, 1998.

(17) Includes 20,942 shares which may be acquired upon exercise of options exercisable within 60 days of December 1, 1998.

(18) Includes 20,022 shares which may be acquired upon exercise of options exercisable within 60 days of December 1, 1998.

(19) Includes 5,416 shares which may be acquired upon exercise of options exercisable within 60 days of December 1, 1998.

(20) Based solely upon shares reported owned as of March 31, 1997 and the number of options exercised during fiscal 1997. Mr. Curley resigned as the Company's Senior Vice President and Chief Financial Officer on January 31, 1998.

(21) Includes 465,244 shares which may be acquired upon exercise of options exercisable within 60 days of December 1, 1998. Does not include any shares held by Mr. Curley.

                                 THE PROPOSAL

            APPROVAL OF AMENDED AND RESTATED 1993 STOCK OPTION PLAN

  The Company's 1993 Stock Option Plan (the "1993 Plan") was originally adopted by the Board of Directors in June, 1992 and became effective on the initial public offering of the Company's stock on April 6, 1993. As of December 1, 1998, 2,913,091 shares of Common Stock were reserved for future issuance under the 1993 Plan, which include 2,775,427 shares which may be acquired pursuant to the exercise of currently outstanding stock options.

PROPOSED AMENDMENTS TO THE 1993 PLAN

  On November 11, 1998, the Compensation Committee of the Board of Directors amended the 1993 Plan to: (i) increase the aggregate number of shares of Common Stock authorized for issuance thereunder by 2,000,000 shares (bringing the total number of shares of Common Stock currently available for future awards under the 1993 Plan to 2,157,664 shares, and raising the number of shares reserved for issuance under the 1993 Plan since its inception to 6,025,000); (ii) impose annual limits on the number of shares subject to stock option grants, so as to qualify the compensation associated with such grants as "performance-based" compensation within the meaning of Section 162(m) of the Internal Revenue Code; (iii) impose an annual maximum limit of 200,000 shares that may be issued pursuant to Stock Purchase Rights; (iv) impose a minimum three year vesting schedule for all Stock Purchase Rights; and (v) remove language from the 1993 Plan that contemplated option repricings and exchanges. A copy of the Amended and Restated 1993 Plan is attached hereto as Annex A.

  At the Special Meeting, the stockholders are being asked to approve the Company's Amended and Restated 1993 Plan as amended in accordance with (i) through (v) above (the "Proposal").

SUMMARY OF THE 1993 PLAN

  General. The purpose of the 1993 Plan is to attract and retain the best available personnel for positions of substantial responsibility with the Company, to provide additional incentive to the employees, outside directors and consultants of the Company and to promote the success of the Company's business. Options and stock purchase rights may be granted under the 1993 Plan. Options granted under the 1993 Plan may be either "incentive stock options," as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or nonstatutory stock options.

  Administration. The 1993 Plan may generally be administered by the Board of Directors or a committee of the Board of Directors appointed by the Board of Directors (as applicable, the "Administrator").

  Eligibility; Limitations. Nonstatutory stock options and stock purchase rights may be granted under the 1993 Plan to employees and consultants of the Company and any parent or subsidiary of the Company. Incentive stock options may be granted only to employees. The Administrator, in its discretion, selects the employees and consultants to whom options and stock purchase rights may be granted, the time or times at which such options and stock purchase rights shall be granted, and the number of shares subject to each such grant. Nonstatutory stock options granted to outside Directors under the 1993 Plan are automatic and non-discretionary. On the date first elected to the Board of Directors and on such date each year thereafter, each outside Director shall automatically receive an option to purchase 2,000 shares.

  Section 162(m) of the Code places limits on the deductibility for federal income tax purposes of compensation paid to certain executive officers of the Company. In order to qualify the compensation income associated with options granted to such persons as performance-based compensation under Section 162(m) of the Code, thereby preserving the Company's ability to deduct such compensation income, the 1993 Plan provides that no employee, director or consultant may be granted, in any fiscal year of the Company, options to purchase more than 400,000 shares of Common Stock. Notwithstanding this limit, however, in connection with an individual's initial employment with the Company, he or she may be granted options to purchase up to an additional 400,000 shares of Common Stock.

  Terms and Conditions of Options. Each option is evidenced by a stock option agreement between the Company and the optionee, and is subject to the following additional terms and conditions:

  (a) Exercise Price. The Administrator determines the exercise price of options at the time the options are granted; provided, however, that the exercise price of an option may generally not be less than 100% of the fair market value of the Common Stock on the date such option is granted (except that the exercise price may be as low as 85% of the fair market value of the Common Stock on the date such option is granted if the option is expressly granted in lieu of a reasonable amount of cash compensation). The fair market value of the Common Stock is generally determined with reference to the closing sale price for the Common Stock (or the closing bid if no sales were reported) on the last market trading day prior to the date the option is granted.

  (b) Exercise of Option; Form of Consideration. The Administrator determines when options become exercisable, and may in its discretion, accelerate the vesting of any outstanding option. Stock options granted under the 1993 Plan generally vest and become exercisable over four years. The means of payment for shares issued upon exercise of an option is specified in each option agreement. The 1993 Plan permits payment to be made by cash, check, promissory note, other shares of Common Stock (with some restrictions), cashless exercise, any other form of consideration permitted by applicable law, or any combination thereof.

  (c) Term of Option. The term of an incentive stock option may be no more than ten (10) years from the date of grant; provided that in the case of an incentive stock option granted to a 10% shareholder, the term of the option may be no more than five (5) years from the date of grant. No option may be exercised after the expiration of its term.

  (d) Termination of Employment. If an optionee's employment, outside director status or consulting relationship terminates for any reason (other than death or disability), then the optionee may exercise his or her option, to the extent that the optionee was entitled to exercise such option at the date of termination, before the earlier of (i) the date set forth in his or her notice of grant, or (ii) the expiration date of such option. To the extent the option is not entirely exercisable at the time of the optionee's termination, the shares covered by the unexercisable portion of such option shall revert to the 1993 Plan.

  (e) Death or Disability. If an optionee's employment, outside director status or consulting relationship terminates as a result of death or disability, then the optionee may exercise his or her option, to the extent that the optionee was entitled to exercise such option at the date of termination, at any time within twelve months following the date of death or disability, but in no event later than the expiration of the term of such option as set forth in the notice of grant. To the extent the option is not entirely exercisable at the time of the optionee's death or disability, the shares covered by the unexercisable portion of such option shall revert to the 1993 Plan.

  (f) Nontransferability of Options. Options granted under the 1993 Plan are generally not transferable other than by will or the laws of descent and distribution.

  (g) Other Provisions. The stock option agreement may contain other terms, provisions and conditions not inconsistent with the 1993 Plan as may be determined by the Administrator.

  Stock Purchase Rights. Stock purchase rights give the purchaser the right to buy shares of Common Stock from the Company. The purchase price for shares acquired pursuant to stock purchase rights generally may not be less than 100% of fair market value of the Common Stock on the date such stock purchase right is granted (except that the purchase price may be as low as 85% of the fair market value of the Common Stock on the date such stock purchase right is granted if the stock purchase right is expressly granted in lieu of a reasonable amount of cash compensation). The Stock Purchase Right Agreement shall grant the Company a repurchase option lapsing over a minimum of three years exercisable upon the voluntary or involuntary termination of the purchaser's employment with the Company for any reason (including death or disability). The purchase price for shares repurchased pursuant to the Stock Purchase Right Agreement shall be the original price paid by the purchaser and may be paid by cancellation of any indebtedness of the purchaser to the Company. The repurchase option shall lapse at a rate determined by the Administrator. Stock purchase rights granted under the 1993 Plan are generally not transferable other than by will or the laws of descent and distribution. A maximum of 200,000 shares pursuant to stock purchase rights may be issued to any one employee or consultant.

  Adjustments upon Changes in Capitalization. In the event that the stock of the Company changes by reason of any stock split, reverse stock split, stock dividend, combination, reclassification or other similar change in the capital structure of the Company effected without the receipt of consideration, appropriate adjustments shall be made in the number and class of shares of stock subject to the 1993 Plan, the number and class of shares of stock subject to any option or stock purchase right outstanding under the 1993 Plan and the exercise price of any such outstanding option or stock purchase right under the 1993 Plan.

  In the event of a liquidation or dissolution, any unexercised options or stock purchase rights will terminate. The Administrator may, in its discretion, provide that each optionee shall have the right to exercise all of the optionee's options and stock purchase rights, including those not otherwise exercisable prior to the consummation of the liquidation or dissolution.

  In connection with any merger, consolidation, acquisition of assets or like occurrence involving the Company, each outstanding option and stock purchase right shall be assumed or an equivalent option or right substituted by the successor corporation. If the successor corporation refuses to assume the options and stock purchase rights or to substitute substantially equivalent options and rights, each optionee shall have the right to exercise his or her option as to all of the optioned stock and any Company repurchase option applicable to any shares of Common Stock acquired under the 1993 Plan shall lapse as to all such shares.

  In the event of a change of control of the Company, subject to the Board of Director's discretion, all outstanding options and stock purchase rights will vest and become exercisable in full, and, unless otherwise determined by the Board, shall be terminated in exchange for a cash payment (net of any exercise or purchase price) equal to: (i) the highest closing price of the Common Stock within the 60-day period immediately preceding the change of control, (ii) the highest price paid or offered per share in any bona fide transaction related to a change of control at any time within the 60-day period immediately preceding the change of control, or (iii) such lower price as determined by the Board in its discretion. For these purposes, a change of control is defined to include certain mergers, asset sales, or consolidations, the acquisition of more than 50% of the Company by any person or entity, or certain changes in the composition of the Board of Directors.

  Amendment and Termination of the 1993 Plan. The Board of Directors may amend, alter, suspend or terminate the 1993 Plan, or any part thereof, at any time and for any reason. However, the Company shall obtain shareholder approval for any amendment to the 1993 Plan to the extent necessary to comply with any applicable rule or statute. No such action by the Board of Directors or shareholders may alter or impair any option or stock purchase right previously granted under the 1993 Plan without the written consent of the holder. Unless terminated earlier, the 1993 Plan shall terminate on June 4, 2002.

FEDERAL INCOME TAX CONSEQUENCES

  Incentive Stock Options. An optionee who is granted an incentive stock option does not recognize taxable income at the time the option is granted or upon its exercise, although the exercise may subject the optionee to the alternative minimum tax. Upon a disposition of the shares more than two years after grant of the option and one year after exercise of the option, any gain or loss is treated as long-term capital gain or loss. If these holding periods are not satisfied, the optionee recognizes ordinary income at the time of disposition equal to the difference between the exercise price and the lower of (i) the fair market value of the shares at the date of the option exercise or (ii) the sale price of the shares. Any gain or loss recognized on such a premature disposition of the shares in excess of the amount treated as ordinary income is treated as long-term or short-term capital gain or loss, depending on the holding period. A different rule for measuring ordinary income upon such a premature disposition may apply if the optionee is also an officer, director, or 10% shareholder of the Company.

  Nonstatutory Stock Options. An optionee does not recognize any taxable income at the time he or she is granted a nonstatutory stock option. Upon exercise, the optionee recognizes taxable income generally measured by the excess of the then fair market value of the shares over the exercise price. Upon a disposition of such shares by the optionee, any difference between the sale price and the optionee's exercise price, to the extent not recognized as taxable income as provided above, is treated as long-term or short-term capital gain or loss, depending on the holding period.

  Stock Purchase Rights. Stock purchase rights will generally be taxed in the same manner as nonstatutory stock options. However, upon the exercise of a stock purchase right, stock subject to a "substantial risk of forfeiture," within the meaning of Section 83 of the Code, is generally purchased. As a result, the purchaser will not recognize ordinary income at the time of purchase. Instead, the purchaser will recognize ordinary income on the dates when a stock ceases to be subject to a substantial risk of forfeiture. The stock will generally cease to be subject to a substantial risk of forfeiture when it is no longer subject to the Company's right to repurchase the stock upon the purchaser's termination of employment with the Company. At such times, the purchaser will recognize ordinary income measured as the difference between the purchase price and the fair market value of the stock on the date the stock is no longer subject to a substantial risk of forfeiture.

  The purchaser may accelerate to the date of purchase his or her recognition of ordinary income, if any, and the beginning of any capital gain holding period by timely filing an election pursuant to Section 83(b) of the Code. In such event, the ordinary income recognized, if any, is measured as the difference between the purchase price and the fair market value of the stock on the date of purchase, and the capital gain holding period commences on such date. Different rules may apply if the purchaser is also an officer, director, or 10% shareholder of the Company.

  Deductibility by the Company. Ordinarily, the Company will receive a tax deduction for federal income tax purposes in connection with awards under the 1993 Plan in the same amount as the compensation income recognized by the participant. However, as discussed above, Section 162(m) of the Internal Revenue Code contains special rules limiting the federal income tax deductibility of compensation paid to the Company's Chief Executive Officer and each of the other four most highly compensated executive officers. The general rule is that annual compensation paid to any of these executives will be deductible only to the extent that it does not exceed $1,000,000. Compensation that qualifies as "performance-based compensation" is excluded from the $1,000,000 deductibility cap, and therefore remains fully deductible by the Company. In addition to the inclusion in the 1993 Plan of limits on the number of shares which may be granted to a person in any one year, to qualify the compensation income associated with options as performance-based compensation the options must, among other things, be granted with an exercise price of not less than 100% of the fair market value of the Common Stock on the date of grant. To the extent these requirements are met, compensation attributable to options granted to executive officers under the 1993 Plan will qualify as performance-based compensation for purposes of Section 162(m) of the Code, and the Company will generally be entitled to a tax deduction in the amount recognized by such officers in connection with such awards.

  THE FOREGOING IS ONLY A SUMMARY OF THE EFFECT OF FEDERAL INCOME TAXATION UPON OPTIONEES, HOLDERS OF STOCK PURCHASE RIGHTS, AND THE COMPANY WITH RESPECT TO THE GRANT AND EXERCISE OF OPTIONS AND STOCK PURCHASE RIGHTS UNDER THE 1993 PLAN. IT DOES NOT PURPORT TO BE COMPLETE, AND DOES NOT DISCUSS THE TAX CONSEQUENCES OF THE EMPLOYEE'S OR CONSULTANT'S DEATH OR THE PROVISIONS OF THE INCOME TAX LAWS OF ANY MUNICIPALITY, STATE OR FOREIGN COUNTRY IN WHICH THE EMPLOYEE OR CONSULTANT MAY RESIDE.

                               NEW PLAN BENEFITS

  As of December 30, 1998, no benefits or amounts relating to the additional benefits under the Amended and Restated 1993 Plan, subject to stockholder approval, have been received by, or allocated to, any individuals under such plan.

                                                                      NUMBER OF
     NAME AND POSITION                                                OPTIONS(1)
     -----------------                                                ----------
     Named Officers..................................................    N/A
     All Current Executive Officers as a Group.......................    N/A
     All Current Non-Employee Directors as a Group...................    N/A
     All Current Non-Executive Employees as a Group..................    N/A

--------
(1) Includes an aggregate of 2,000,000 options which are subject to shareholder approval of the proposed Amended and Restated 1993 Plan. The options have not been allocated to any individual or specific group and are available to be granted, subject to shareholder approval of the Amended and Restated 1993 Plan.

VOTE REQUIRED AND BOARD OF DIRECTORS' RECOMMENDATIONS

  The affirmative vote of the holders of a majority of the shares of Common Stock present or represented and voting at the Special Meeting will be required to approve the Proposal.

  THE COMPANY'S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE PROPOSED AMENDED AND RESTATED 1993 PLAN.

                            ADDITIONAL INFORMATION

EXECUTIVE COMPENSATION

  The following table shows the compensation paid by the Company during fiscal years 1995, 1996 and 1997 to (i) the Company's current and former Chief Executive Officers during fiscal 1997 and (ii) each of the other Named Officers.

                          SUMMARY COMPENSATION TABLE

                                                                        LONG-TERM
                                       ANNUAL COMPENSATION         COMPENSATION AWARDS
                                  ------------------------------ -----------------------
                                                       OTHER                  SECURITIES
                                                       ANNUAL     RESTRICTED  UNDERLYING    ALL OTHER
NAME AND PRINCIPAL POSITION  YEAR  SALARY   BONUS   COMPENSATION STOCK AWARDS  OPTIONS   COMPENSATION(1)
---------------------------  ---- -------- -------- ------------ ------------ ---------- ---------------
Gary White(2)............    1997 $385,540 $242,775      --           --       450,000        $390
 President and Chief         1996  303,387  138,000      --           --            --         450
 Executive Officer           1995       --       --                             50,000          --
Nancy J. Pedot(3)........    1997  464,490       --      --           --            --          --
 President and Chief         1996  452,042  256,128      --           --        53,013         450
 Executive Officer           1995  370,184  209,475      --                     46,570         360
James P. Curley(4).......    1997  276,732  125,538      --           --        20,833         390
 Senior Vice President       1996  253,224  115,000      --           --        25,000         450
 and
 Chief Financial Officer/    1995  210,828   68,533      --           --            --         297
 Chief Administrative
 Officer
Mindy C. Meads...........    1997  358,197  140,602      --           --        23,333         390
 Senior Vice President       1996  234,062  140,000                   --        50,000         419
 and
 General Merchandise
 Manager
R. Mark Syrstad..........    1997  247,492   93,375      --           --        35,000         390
 Senior Vice President,
 Operations
Kenneth F. Meyers........    1997  214,060   77,190      --           --        27,749         310
 Senior Vice President,
 Human Resources

--------
(1) The amount included under "All Other Compensation" represents the dollar value of term life insurance premiums paid by the Company for the benefit of each Named Officer.

(2) Mr. White joined the Company in January 1996 as Senior Vice President and Chief Operating Officer. On February 12, 1997, Mr. White was named President and Chief Executive Officer.

(3) On February 12, 1997, Ms. Pedot resigned as the Company's President and Chief Executive Officer.

(4) On January 31, 1998, Mr. Curley resigned as the Company's Director, Senior Vice President, Chief Financial Officer and Chief Administrative Officer.

OPTION GRANTS AND EXERCISES

  The following table sets forth certain information with respect to stock option grants during the fiscal year ended January 31, 1998 to the Named Officers. In accordance with the rules of the SEC, also shown below is the potential realizable value over the term of the option (the period from the grant date to the expiration date) based on assumed rates of stock appreciation from the option exercise price of 5% and 10%, compounded annually. These amounts are based on certain assumed rates of appreciation and do not represent the Company's estimate of future stock price. Actual gains, if any, on stock option exercise will be dependent on the future performance of the Common Stock.


                         OPTION GRANTS IN FISCAL 1997

                                        INDIVIDUAL GRANTS
                                    -------------------------
                                                                          POTENTIAL REALIZABLE
                                                                            VALUE AT ASSUMED
                                                                         ANNUAL RATES OF STOCK
                         NUMBER OF   PERCENT OF                            PRICE APPRECIATION
                         SECURITIES TOTAL OPTIONS                           FOR OPTION TERM
                         UNDERLYING  GRANTED TO                          ----------------------
                          OPTIONS   EMPLOYEES IN  EXERCISE OR EXPIRATION
          NAME            GRANTED    FISCAL YEAR  BASE PRICE     DATE        5%         10%
------------------------ ---------- ------------- ----------- ---------- ---------- -----------
James P. Curley(1)......   20,833        1.8%       $24.00      2/27/07  $  243,341 $   629,840
Gary White..............   75,000        6.4         24.00      2/27/07     876,041   2,267,460
Gary White..............  375,000       31.8         25.38     11/19/07   3,862,706  10,819,799
Mindy C. Meads..........   23,333        2.0         24.00      2/27/07     272,542     705,422
Kenneth F. Meyers.......   27,749        2.4         24.44      5/16/07     311,914     826,720
R. Mark Syrstad.........   35,000        3.0         24.44      5/16/07     393,419   1,042,748

--------
(1) Mr. Curley resigned as the Company's Senior Vice President and Chief Financial Officer on January 31, 1998.

  The following table sets forth information with respect to options exercised in the fiscal year ended January 31, 1998 by the Named Officers and the value of unexercised options at January 31, 1998.

         AGGREGATE OPTION EXERCISES IN FISCAL 1997 AND YEAR-END VALUES

                                                                                 VALUE OF UNEXERCISED
                                                 NUMBER OF SECURITIES                IN-THE-MONEY
                          SHARES                UNDERLYING UNEXERCISED                OPTIONS AT
                          ACQUIRED            OPTIONS AT JANUARY 31, 1998          JANUARY 31, 1998
                            ON       VALUE    ------------------------------   -------------------------
          NAME           EXERCISE   REALIZED  EXERCISABLE     UNEXERCISABLE    EXERCISABLE UNEXERCISABLE
          ----           --------- ---------- -----------     --------------   ----------- -------------
Nancy J. Pedot..........  346,542  $4,066,964         127,948           63,163 $1,859,437    $460,634
James P. Curley.........   50,843     932,475         129,303           29,081  1,463,163          --
Gary White..............       --          --          57,811          442,189    156,244     156,256
Mindy C. Meads..........       --          --          28,262           45,071         --          --
Kenneth F. Meyers.......       --          --              --           27,749         --          --
R. Mark Syrstad.........       --          --              --           35,000         --          --


EMPLOYMENT CONTRACTS, INDEMNIFICATION AGREEMENTS, TERMINATION OF EMPLOYMENT AND CHANGE-IN-CONTROL ARRANGEMENTS

  In connection with Ms. Pedot's resignation as the Company's President and Chief Executive Officer in February 1997, the Company agreed that, subject to certain conditions, Ms. Pedot will continue to receive payments equivalent to her fiscal 1996 base salary until the earlier of February 28, 1998 or the commencement of employment by Ms. Pedot with another company. Further, in the event that Ms. Pedot's salary in such new employment does not equal or exceed her 1996 base salary, the Company agreed to continue paying Ms. Pedot the difference through February 1998. In April 1997, Ms. Pedot received payment of her bonus relating to the 1996 fiscal year. In addition, subject to certain conditions, the Company agreed that all of Ms. Pedot's unvested options to purchase Common Stock and all of Ms. Pedot's Common Stock subject to a right of repurchase will continue to vest until February 1998.

  In connection with Mr. Curley's resignation as the Company's Senior Vice President, Chief Financial Officer/Chief Administration Officer and in accordance with an employment agreement the Company entered into with him in July 1992, the Company agreed that, following the termination of Mr. Curley's employment by the Company for any reason, Mr. Curley's salary and benefits will continue to be paid to him until the earlier of six months following his termination or such time as he obtains alternate employment.

  The Company has entered into indemnification agreements with certain of its directors and officers requiring the Company to indemnify them to the fullest extent of the law.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

  During the fiscal year ended January 31, 1998, the Compensation Committee of the Board of Directors consisted of Messrs. Berliner, Thigpen, Chazen, and Loeb, Chairman. No member of the Compensation Committee has a relationship that would constitute an interlocking relationship with executive officers or directors of another entity. The Committee is comprised of the members named above. None of the Committee members is an employee of the Company.

OTHER MATTERS

  The Company knows of no other matters to be submitted at the Special Meeting. If any other matters properly come before the meeting or any adjournment or postponement thereof, it is the intention of the persons named in the enclosed form of proxy to vote the shares they represent as the Board of Directors may recommend.

                                          FOR THE BOARD OF DIRECTORS

                                          /s/ JEFFREY D. SAPER
                                          --------------------------
                                          JEFFREY D. SAPER
                                          Secretary

Dated: December 30, 1998

                                                                        ANNEX A

                           THE GYMBOREE CORPORATION

                               ----------------

                            1993 STOCK OPTION PLAN
               (AS AMENDED AND RESTATED AS OF NOVEMBER 11, 1998)

  1. Purposes of the Plan. The purposes of this Stock Option Plan are:

    . to attract and retain the best available personnel for positions of substantial responsibility,

    . to provide additional incentive to Employees, Consultants and Outside Directors, and

    .  to promote the success of the Company's business.

  Options granted under the Plan may be Incentive Stock Options or Nonstatutory Stock Options, as determined by the Administrator at the time of grant. Stock Purchase Rights may also be granted under the Plan. The Plan also provides for automatic grants of Nonstatutory Stock Options to Outside Directors.

  2. Definitions. As used herein, the following definitions shall apply:

    (a) "Administrator" means the Board or any of its Committees as shall be administering the Plan, in accordance with Section 4 of the Plan.

    (b) "Applicable Laws" means the legal requirements relating to the administration of stock option plans under state corporate and securities laws and the Code.

    (c) "Board" means the Board of Directors of the Company.

    (d) "Code" means the Internal Revenue Code of 1986, as amended.

    (e) "Committee" means a Committee appointed by the Board in accordance with Section 4 of the Plan.

    (f) "Common Stock" means the Common Stock of the Company.

    (g) "Company" means The Gymboree Corporation, a Delaware corporation.

    (h) "Consultant" means any person, including an advisor, engaged by the Company or a Parent or Subsidiary to render services and who is compensated for such services, provided that the term "Consultant" shall not include Directors who are paid only a director's fee by the Company or who are not compensated by the Company for their services as Directors.

    (i) "Continuous Status as an Employee, Consultant or Outside Director" means that the employment, consulting or Outside Director relationship is not interrupted or terminated by the Company, any Parent or Subsidiary. Continuous Status as an Employee, Consultant or Outside Director shall not be considered interrupted in the case of: (i) any leave of absence approved by the Administrator, including sick leave, military leave, or any other personal leave; provided, however, that for purposes of Incentive Stock Options, any such leave may not exceed ninety (90) days, unless reemployment upon the expiration of such leave is guaranteed by contract (including certain Company policies) or statute; or (ii) transfers between locations of the Company or between the Company, its Parent, its Subsidiaries or its successor.

    (j) "Director" means a member of the Board.

    (k) "Disability" means total and permanent disability as defined in
  Section 22(e)(3) of the Code.

    (l) "Employee" means any person, including Officers and Directors, employed by the Company or any Parent or Subsidiary of the Company. Neither service as a Director nor payment of a director's fee by the Company shall be sufficient to constitute "employment" by the Company.

    (m) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

    (n) "Fair Market Value" means, as of any date, the value of Common Stock determined as follows:

     (i) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the National Market System of the National Association of Securities Dealers, Inc. Automated Quotation ("NASDAQ") System, the Fair Market Value of a Share of Common Stock shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such system or exchange (or the exchange with the greatest volume of trading in Common Stock) on the last market trading day prior to the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

     (ii) If the Common Stock is quoted on the NASDAQ System (but not on the National Market System thereof) or is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share of Common Stock shall be the mean between the high bid and low asked prices for the Common Stock on the last market trading day prior to the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

     (iii) In the absence of an established market for the Common Stock, the Fair Market Value shall be determined in good faith by the Administrator.

    (o) "Incentive Stock Option" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

    (p) "Nonstatutory Stock Option" means an Option not intended to qualify as an Incentive Stock Option.

    (q) "Notice of Grant" means a written notice evidencing certain terms and conditions of an individual Option or Stock Purchase Right grant. The Notice of Grant is part of the Option Agreement.

    (r) "Officer" means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

    (s) "Option" means a stock option granted pursuant to the Plan.

    (t) "Option Agreement" means a written agreement between the Company and an Optionee evidencing the terms and conditions of an individual Option grant. The Option Agreement is subject to the terms and conditions of the Plan.

    (u) "Optioned Stock" means the Common Stock subject to an Option or Stock Purchase Right.

    (v) "Optionee" means an Employee, Consultant or Outside Director who holds an outstanding Option or Stock Purchase Right.

    (w) "Outside Director" shall mean a member of the Board who is not an Employee or a Consultant.

    (x) "Parent" means a "parent corporation", whether now or hereafter existing, as defined in Section 424(e) of the Code.

    (y) "Plan" means The Gymboree Corporation 1993 Stock Option Plan.

    (aa) "Stock Purchase Right Agreement" means a written agreement between the Company and the Optionee evidencing the terms and restrictions applying to stock purchased under a Stock Purchase Right. The Stock Purchase Right Agreement is subject to the terms and conditions of the Plan and the Notice of Grant.

    (bb) "Rule 16b-3" means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.

    (cc) "Share" means a share of the Common Stock, as adjusted in accordance with Section 13 of the Plan.

    (dd) "Stock Purchase Right" means the right to purchase Common Stock pursuant to Section 11 of the Plan, as evidenced by a Notice of Grant.

    (ee) "Subsidiary" means a "subsidiary corporation," whether now or hereafter existing, as defined in Section 424(f) of the Code.

  3. Stock Subject to the Plan. Subject to the provisions of Section 13 of the Plan, the maximum aggregate number of Shares which may be optioned and sold under the Plan is 6,025,000 Shares of Common Stock. The Shares may be authorized, but unissued, or reacquired Common Stock. However, should the Company reacquire Shares which were issued pursuant to the exercise of an Option or Stock Purchase Right, such Shares shall not become available for future grant under the Plan.

  If an Option or Stock Purchase Right expires or becomes unexercisable without having been exercised in full, the unpurchased Shares which were subject thereto shall become available for future grant under the Plan (unless the Plan has terminated).

  4. Administration of the Plan.

  (a) Procedure.

    (i) Multiple Administrative Bodies. The Plan may be administered by different Committees with respect to different groups of persons providing services to the Company.

    (ii) Section 162(m). To the extent that the Administrator determines it to be desirable to qualify Options granted hereunder as "performance-based compensation" within the meaning of Section 162(m) of the Code, the Plan shall be administered by a Committee of two or more "outside directors" within the meaning of Section 162(m) of the Code.

    (iii) Rule 16b-3. To the extent desirable to qualify transactions hereunder as exempt under Rule 16b-3, the transactions contemplated hereunder shall be structured to satisfy the requirements for exemption under Rule 16b-3.

    (iv) Other Administration. Other than as provided above, the Plan shall be administered by (A) the Board or (B) a Committee, which committee shall be constituted to satisfy Applicable Laws.

  (b) Powers of the Administrator. Subject to the provisions of the Plan, and in the case of a Committee, subject to the specific duties delegated by the Board to such Committee, the Administrator shall have the authority, in its discretion:

    (i) to determine the Fair Market Value of the Common Stock, in accordance with Section 2(n) of the Plan;

    (ii) to select the Consultants and Employees to whom Options and Stock Purchase Rights may be granted hereunder;

    (iii) to determine whether and to what extent Options and Stock Purchase Rights or any combination thereof, are granted hereunder;

    (iv) to determine the number of shares of Common Stock to be covered by each Option and Stock Purchase Right granted hereunder;

    (v) to approve forms of agreement for use under the Plan;

    (vi) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any award granted hereunder. Such terms and conditions may include, but are not limited to, the exercise price, the time or times when Options or Stock Purchase Rights may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Option or Stock Purchase Right or the shares of Common Stock relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine;

    (vii) to determine whether, to what extent and under what circumstances Common Stock and other amounts payable with respect to an award under this Plan shall be deferred either automatically or at the election of the participant (including providing for and determining the amount (if any) of any deemed earnings on any deferred amount during any deferral period);

    (viii) to construe and interpret the terms of the Plan;

    (ix) to prescribe, amend and rescind rules and regulations relating to the Plan;

    (x) to authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Option or Stock Purchase Right previously granted by the Administrator;

    (xi) to determine the terms and restrictions applicable to Options and Stock Purchase Rights; and

    (xii) to allow Optionees to satisfy withholding tax obligations by electing to have the Company withhold from the Shares to be issued upon exercise of an Option or Stock Purchase Right that number of Shares having a Fair Market Value equal to the amount required to be withheld. The Fair Market Value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined. All elections by an Optionee to have Shares withheld for this purpose shall be made in such form and under such conditions as the Administrator may deem necessary or advisable;

    (xiii) to make all other determinations deemed necessary or advisable for administering the Plan.

  (c) Effect of Administrator's Decision. The Administrator's decisions, determinations and interpretations shall be final and binding on all Optionees and any other holders of Options or Stock Purchase Rights.

  5. Eligibility.

  (a) Stock Purchase Rights and Options may be granted to Employees, Consultants and Outside Directors provided that (i) Incentive Stock Options may only be granted to Employees and (ii) only Options may be granted to Outside Directors, in accordance with the provisions of Section 5(b) hereof. Each Option shall be designated in the written option agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. Subject to Section 5(b) with respect to Outside Directors, an Employee or Consultant who has been granted an option may, if such Employee or Consultant is otherwise eligible, be granted additional Option(s).

  (b) All grants of Options to Outside Directors under this Plan shall be automatic and non-discretionary and shall be made strictly in accordance with the following provisions:

    (i) On the date first elected to the Board of Director and on such date each year thereafter during the term of this Plan, each Outside Director shall automatically receive an Option to purchase 2,000 Shares. In addition, each Outside Director who is an Outside Director on the date on which this Plan becomes effective shall automatically receive an Option to purchase 15,000 Shares.

    (ii) The terms of an Option granted pursuant to this Section 5(b) shall be as follows:

      (A) the term of the Option shall be five (5) years;

      (B) except as provided in Section 10 of this Plan, the Option shall be exercisable only while the Outside Director remains a director;

      (C) the exercise price per share of Common Stock shall be 100% of the Fair Market Value on the date of grant of the Option;

      (D) the Option shall become exercisable in installments cumulatively with respect to twenty-five percent (25%) of the Optioned Stock one year after the date of grant and as to an additional twenty-five percent (25%) of the Optioned Stock each year thereafter, so that one hundred percent (100%) of the Optioned Stock shall be exercisable four years after the date of grant; provided, however, that in no event shall any Option be exercisable prior to obtaining stockholder approval of the Plan.

  6. Limitations.

  (a) Each Option shall be designated in the Notice of Grant as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designations, to the extent that the aggregate Fair Market Value: (i) of Shares subject to an Optionee's incentive stock options granted by the Company, any Parent or Subsidiary, which (ii) become exercisable for the first time during any calendar year (under all plans of the Company or any Parent or Subsidiary) exceeds $100,000, such excess Options shall be treated as Nonstatutory Stock Options. For purposes of this Section 6(a), Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of the Shares shall be determined as of the time of grant.

  (b) Neither the Plan nor any Option or Stock Purchase Right shall confer upon an Optionee any right with respect to continuing the Optionee's employment relationship, consulting relationship or directorship with the Company, nor shall they interfere in any way with the Optionee's right or the Company's right to terminate such relationship at any time, with or without cause.

  (c) The following limitations shall apply to grants of Options:

    (i) No Employee shall be granted, in any fiscal year of the Company, Options to purchase more than 400,000 Shares.

    (ii) In connection with his or her initial service, an Employee may be granted Options to purchase up to an additional 400,000 Shares which shall not count against the limit set forth in subsection (i) above.

    (iii) The foregoing limitations shall be adjusted proportionately in connection with any change in the Company's capitalization as described in
  Section 13.

  7. Term of Plan. Subject to Section 19 of the Plan and any resolution of the Board of Directors concerning effectiveness, the Plan shall become effective upon the earlier to occur of its adoption by the Board or its approval by the stockholders of the Company as described in Section 19 of the Plan. It shall continue in effect for a term of ten (10) years unless terminated earlier under
Section 15 of the Plan.

  8. Term of Option. The term of each Option shall be stated in the Notice of Grant; provided, however, that in the case of an Incentive Stock Option, the term shall be ten (10) years from the date of grant or such shorter term as may be provided in the Notice of Grant. However, in the case of an Incentive Stock Option granted to an Optionee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Incentive Stock Option shall be five (5) years from the date of grant or such shorter term as may be provided in the Notice of Grant.

  9. Option Exercise Price and Consideration.

  (a) Exercise Price. The per share exercise price for the Shares to be issued pursuant to exercise of an Option shall be determined by the Administrator, subject to the following:

    (i) In the case of an Incentive Stock Option

      (A) granted to an Employee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant.

      (B) granted to any Employee, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

    (ii) In the case of a Nonstatutory Stock Option, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant; provided, however, that the per exercise price shall be no less than 85% of the Fair Market Value per Share on the date of grant if the Option is expressly granted at a discount in lieu of a reasonable amount of salary or cash bonus.

    (b) Waiting Period and Exercise Dates. At the time an Option is granted, the Administrator shall fix the period within which the Option may be exercised and shall determine any conditions which must be satisfied before the Option may be exercised. In so doing, the Administrator may specify that an Option may not be exercised until the completion of a service period.

    (c) Form of Consideration. The Administrator shall determine the acceptable form of consideration for exercising an Option, including the method of payment. In the case of an Incentive Stock Option, the Administrator shall determine the acceptable form of consideration at the time of grant. Such consideration may consist of:

      (i) cash;

      (ii) check;

      (iii) promissory note;

      (iv) other Shares which (A) in the case of Shares acquired upon exercise of an option, have been owned by the Optionee for more than six months on the date of surrender, and (B) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised;

      (v) delivery of a properly executed exercise notice together with such other documentation as the Administrator and the broker, if applicable, shall require to effect an exercise of the Option and delivery to the Company of the sale or loan proceeds required to pay the exercise price;

      (vi) any combination of the foregoing methods of payment; or

      (vii) such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Laws.

  10. Exercise of Option.

  (a) Procedure for Exercise; Rights as a Stockholder. Any Option granted hereunder shall be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the Option Agreement.

  An Option may not be exercised for a fraction of a Share.

  An Option shall be deemed exercised when the Company receives: (i) written notice of exercise (in accordance with the Option Agreement) from the person entitled to exercise the Option, and (ii) full payment for the Shares with respect to which the Option is exercised. Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Option Agreement and the Plan. Shares issued upon exercise of an Option shall be issued in the name of the Optionee or, if requested by the Optionee, in the name of the Optionee and his or her spouse. Until the stock certificate evidencing such Shares is issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such stock certificate promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 13 of the Plan.

  Exercising an Option in any manner shall decrease the number of Shares thereafter available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

  (b) Termination of Employment Relationship, Consulting Relationship or Directorship. In the event that an Optionee's Continuous Status as an Employee, Consultant or Outside Director terminates (other than upon the Optionee's death or Disability), the Optionee may exercise his or her Option, but only within such period of time as is determined by the Administrator, and only to the extent that the Optionee was entitled to exercise it at the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Notice of Grant). In the case of an Incentive Stock Option, the Administrator shall determine such period of time (in no event to exceed ninety (90) days from the date of termination) when the Option is granted. If, at the date of termination, the Optionee is not entitled to exercise his or her entire Option, the Shares covered by the unexercisable portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified by the Administrator, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

  (c) Disability of Optionee. In the event that an Optionee's Continuous Status as an Employee, Consultant or Outside Director terminates as a result of the Optionee's Disability, the Optionee may exercise his or her Option at any time within twelve (12) months from the date of such termination, but only to the extent that the Optionee was entitled to exercise it at the date of such termination (but in no event later than the expiration of the term of such Option as set forth in the Notice of Grant). If, at the date of termination, the Optionee is not entitled to exercise his or her entire Option, the Shares covered by the unexercisable portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

  (d) Death of Optionee. In the event of the death of an Optionee, the Option may be exercised at any time within twelve (12) months following the date of death (but in no event later than the expiration of the term of such Option as set forth in the Notice of Grant), by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent that the Optionee was entitled to exercise the Option at the date of death. If, at the time of death, the Optionee was not entitled to exercise his or her entire Option, the Shares covered by the unexercisable portion of the Option shall revert to the Plan. If, after death, the Optionee's estate or a person who acquired the right to exercise the Option by bequest or inheritance does not exercise the Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall immediately revert to the Plan.

  11. Stock Purchase Rights.

  (a) Rights to Purchase. An annual maximum of 200,000 Shares may be issued to Employees or Consultants pursuant to Stock Purchase Rights. Stock Purchase Rights may be granted either alone, in addition to, or in tandem with other awards granted under the Plan and/or cash awards made outside of the Plan. After the Administrator determines that it will offer Stock Purchase Rights under the Plan, it shall advise the offeree in writing, by means of a Notice of Grant, of the terms, conditions and restrictions related to the offer, including the number of Shares that the offeree shall be entitled to purchase, the price to be paid (which price shall be no less than 100% of the Fair Market Value per Share on the date of grant; provided, however, that the price shall be no less than 85% of the Fair Market Value per Share on the date of grant if the Stock Purchase Right is expressly granted at a discount in lieu of a reasonable amount of salary or cash bonus), and the time within which the offeree must accept such offer, which shall in no event exceed six (6) months from the date upon which the Administrator made the determination to grant the Stock Purchase Right. The offer shall be accepted by execution of a Stock Purchase Right Agreement in the form determined by the Administrator.

  (b) Repurchase Option. Unless the Administrator determines otherwise, the Stock Purchase Right Agreement shall grant the Company a repurchase option exercisable upon the voluntary or involuntary termination of the purchaser's service with the Company for any reason (including death or Disability). The purchase price for Shares repurchased pursuant to the Stock Purchase Right Agreement shall be the original price paid by the purchaser and may be paid by cancellation of any indebtedness of the purchaser to the Company. The repurchase option shall lapse at a rate determined by the Administrator; provided, however, that in no event may the repurchase option lapse more quickly than ratably over the three (3) year period following the date of grant.

  (c) Other Provisions. The Stock Purchase Right Agreement shall contain such other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Administrator in its sole discretion. In addition, the provisions of Stock Purchase Right Agreements need not be the same with respect to each purchaser.

  (d) Rights as a Stockholder. Once the Stock Purchase Right is exercised, the purchaser shall have the rights equivalent to those of a stockholder, and shall be a stockholder when his or her purchase is entered upon the records of the duly authorized transfer agent of the Company. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Stock Purchase Right is exercised, except as provided in Section 13 of the Plan.

  12. Non-Transferability of Options and Stock Purchase Rights. Unless determined otherwise by the Administrator, an Option or Stock Purchase Right may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee. If the Administrator makes an Option or Stock Purchase Right transferable, such Option or Stock Purchase Right shall contain such additional terms and conditions as the Administrator deems appropriate.

  13. Adjustments Upon Changes in Capitalization, Dissolution, Merger, Asset Sale or Change of Control.

  (a) Changes in Capitalization. Subject to any required action by the stockholders of the Company, the number of shares of Common Stock covered by each outstanding Option and Stock Purchase Right, and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Options or Stock Purchase Rights have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option or Stock Purchase Right, as well as the price per share of Common Stock covered by each such outstanding Option or Stock Purchase Right, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option or Stock Purchase Right.

  (b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, to the extent that an Option or Stock Purchase Right has not been previously exercised, it will terminate immediately prior to the consummation of such proposed action. The Board may, in the exercise of its sole discretion in such instances, declare that any Option or Stock Purchase Right shall terminate as of a date fixed by the Board and give each Optionee the right to exercise his or her Option or Stock Purchase Right as to all or any part of the Optioned Stock, including Shares as to which the Option or Stock Purchase Right would not otherwise be exercisable.

  (c) Merger or Asset Sale. Subject to the provisions of paragraph (d) hereof, in the event of a merger of the Company with or into another corporation, or the sale of substantially all of the assets of the Company, each outstanding Option and Stock Purchase Right shall be assumed or an equivalent option or right shall be substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. In the event that the successor corporation does not agree to assume the Option or Stock Purchase Right or to substitute an equivalent option or right, the Administrator shall, in lieu of such assumption or substitution, provide for the Optionee to have the right to exercise the Option or Stock Purchase Right as to all of the Optioned Stock, including Shares as to which it would not otherwise be exercisable. If the Administrator makes an Option or Stock Purchase Right fully exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Administrator shall notify the Optionee that the Option or Stock Purchase Right shall be fully exercisable for a period of fifteen (15) days from the date of such notice, and the Option or Stock Purchase Right will terminate upon the expiration of such period. For the purposes of this paragraph, the Option or Stock Purchase Right shall be considered assumed if, following the merger or sale of assets, the option or right confers the right to purchase, for each Share of Optioned Stock subject to the Option or Stock Purchase Right immediately prior to the merger or sale of assets, the consideration (whether stock, cash, or other securities or property) received in the merger or sale of assets by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger or sale of assets was not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation and the participant, provide for the consideration to be received upon the exercise of the Option or Stock Purchase Right, for each Share of Optioned Stock subject to the Option or Stock Purchase Right, to be solely common stock of the successor corporation or its Parent equal in Fair Market Value to the per share consideration received by holders of Common Stock in the merger or sale of assets.

  (d) Change of Control. In the event of a "Change of Control" of the Company, as defined in paragraph (e) below, any or all or none of the following acceleration and valuation provisions shall apply, as the Board, in its discretion, shall determine prior to such Change of Control:

    (i) Any Options and Stock Purchase Rights outstanding as of the date such Change of Control is determined to have occurred that are not yet exercisable and vested on such date shall become fully exercisable and vested;

    (ii) To the extent that they are exercisable and vested, all outstanding Options and Stock Purchase Rights, unless otherwise determined by the Board at or after grant, shall be terminated in exchange for a cash payment at the Change of Control Price, reduced by the exercise price applicable to such Options or Stock Purchase Rights. These cash proceeds shall be paid to the Optionee or, in the event of death of an Optionee prior to payment, to the estate of the Optionee or to a person who acquired the right to exercise the Option or Stock Purchase Right by bequest or inheritance.

  (e) Definition of "Change of Control". For purposes of this Section 13, a "Change of Control" means the happening of any of the following:

    (i) When any "person," as such term is used in Sections 13(d) and 14(d) of the Exchange Act (other than the Company, a Subsidiary or a Company employee benefit plan, including any trustee of such plan acting as trustee) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the combined voting power of the Company's then outstanding securities entitled to vote generally in the election of directors; or

    (ii) The stockholders of the Company approve a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least fifty percent (50%) of the total voting power represented by the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation, or the stockholders of the Company approve an agreement for the sale or disposition by the Company of all or substantially all the Company's assets; or

    (iii) A change in the composition of the Board of Directors of the Company, as a result of which fewer than a majority of the directors are Incumbent Directors. "Incumbent Directors" shall mean directors who either
  (A) are directors of the Company as of the date the Plan is approved by the stockholders, or (B) are elected, or nominated for election, to the Board of Directors of the Company with the affirmative votes of at least a majority of the Incumbent Directors at the time of such election or nomination (but shall not include an individual whose election or nomination is in connection with an actual or threatened proxy contest relating to the election of directors to the Company).

    (f) Change of Control Price. For purposes of this Section 13, "Change of Control Price" shall be, as determined by the Board, (i) the highest Fair Market Value of a Share within the 60-day period immediately preceding the date of determination of the Change of Control Price by the Board (the "60-Day Period"), or (ii) the highest price paid or offered per Share, as determined by the Board, in any bona fide transaction or bona fide offer related to the Change of Control of the Company, at any time within the 60-Day Period, or (iii) such lower price as the Board, in its discretion, determines to be a reasonable estimate of the fair market value of a Share.

  14. Date of Grant. The date of grant of an Option or Stock Purchase Right shall be, for all purposes, the date on which the Administrator makes the determination granting such Option or Stock Purchase Right, or such other later date as is determined by the Administrator. Notice of the determination shall be provided to each Optionee within a reasonable time after the date of such grant.

  15. Amendment and Termination of the Plan.

  (a) Amendment and Termination. The Board may at any time amend, alter, suspend or terminate the Plan.

  (b) Stockholder Approval. The Company shall obtain stockholder approval of any Plan amendment to the extent necessary and desirable to comply with Applicable Laws, including, without limitation, the requirements of any exchange or quotation system on which the Common Stock is listed or quoted.

  (c) Effect of Amendment or Termination. No amendment, alteration, suspension or termination of the Plan shall impair the rights of any Optionee, unless mutually agreed otherwise between the Optionee and the Administrator, which agreement must be in writing and signed by the Optionee and the Company.

  16. Conditions Upon Issuance of Shares.

  (a) Legal Compliance. Shares shall not be issued pursuant to the exercise of an Option or Stock Purchase Right unless the exercise of such Option or Stock Purchase Right and the issuance and delivery of such Shares shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, Applicable Laws, and the requirements of any stock exchange or quotation system upon which the Shares may then be listed or quoted, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

  (b) Investment Representations. As a condition to the exercise of an Option or Stock Purchase Right, the Company may require the person exercising such Option or Stock Purchase Right to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

  17. Inability to Obtain Authority. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

  18. Reservation of Shares. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

  19. Stockholder Approval. Continuance of the Plan shall be subject to approval by the stockholders of the Company within twelve (12) months before or after the date the Plan is adopted. Such stockholder approval shall be obtained in the manner and to the degree required under applicable federal and state law.

                                                                      1166-SP-99

                                    PROXY

                          THE GYMBOREE CORPORATION

              SPECIAL MEETING OF STOCKHOLDERS, FEBRUARY 8, 1999
       THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                          THE GYMBOREE CORPORATION

The undersigned revokes all previous proxies, acknowledges receipt of the notice of the Special Meeting of Stockholders to be held February 8, 1999 and the proxy statement related thereto and appoints Gary White and Larry Meyer, and each of them, the proxy of the undersigned, with full power of substitution, to vote all shares of Common Stock of The Gymboree Corporation which the undersigned is entitled to vote, either on his or her own behalf or on behalf of an entity or entities, at the Special Meeting of Stockholders of the Company to be held at 700 Airport Boulevard, Suite 200, Burlingame, California 94010 on Monday, February 8, 1999 at 9:00 a.m., and at any adjournment or postponement thereof, with the same force and effect as the undersigned might or could do if personally present thereat. The shares represented by this proxy shall be voted in the manner set forth on the reverse side.



                 Continued and to Be Signed on Reverse Side
                               --------------
                              See Reverse Side
                               --------------

DETACH HERE

  [X] Please mark votes as in this example.

The Board of Directors recommends a vote FOR the matter listed below. This Proxy, when properly executed, will be voted as specified below. This Proxy will be voted FOR the Proposal if no specification is made.

1.  Proposal to approve the Company's Amended and Restated 1993 Stock Option
Plan.

     FOR                         AGAINST                         ABSTAIN
     [_]                           [_]                             [_]


2. In their discretion with respect to such other business as may properly come before the meeting and any adjournment or postponement thereof.


                             MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT [_]


                                              Please sign your name exactly as
                                              it appears hereon. If acting as
                                              attorney, executor, trustee or
                                              in other representative
                                              capacity, sign name and title.


Signature:_____________________ Date:_____________

Signature:_____________________ Date:_____________